UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 13, 2012

CHROMADEX CORP.
 (Exact name of registrant as specified in its charter)

Delaware	000-53290	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10005 Muirlands Boulevard, Suite G, Irvine, California, 92618
(Address of principal executive offices, including zip code)

(949) 419-0288
 (Registrant's telephone number, including area code)

Copies to:
Harvey Kesner, Esq.
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 13, 2012, ChromaDex, Inc., a California corporation and wholly owned subsidiary of ChromaDex Corporation, a Delaware corporation, the registrant (“ChromaDex”), entered into an Exclusive License Agreement (the “Agreement”) with Dartmouth College (“Dartmouth”). Under the terms of the Agreement, Dartmouth granted to ChromaDex a worldwide, exclusive, sublicensable right and license to use certain patent rights relating to the Nicotinamide Riboside Assay System, for use in dietary supplement, food, food additive, cosmetic, and drug products. The Agreement terminates on the earliest of the expiration date of the last to expire patent right. Either party may terminate the Agreement if the other party breaches the Agreement. ChromaDex may terminate the Agreement at any time upon 90 days' prior written notice.

As consideration for the license granted, ChromaDex will make a cash payment to Dartmouth. Additionally, ChromaDex will pay Dartmouth annual license maintenance fees ranging of $35,000, earned royalties on net sales of all licensed products, payments upon the completion of certain strategic milestones, as well as other consideration associated with sublicensing and manufacturing of the compound.

ChromaDex has agreed to diligently develop, manufacture and sell licensed products and must achieve certain milestone events set forth in the Agreement.

The foregoing is a summary of the material terms of the Agreement and does not purport to be complete. You should read the complete Agreement, which shall be attached as an exhibit to ChromaDex’s Quarterly Report on Form 10-Q for the quarter ended September 29, 2012 and, when filed, such Agreement shall be incorporated by reference herein. ChromaDex will seek confidential treatment for certain terms of the Agreement at the time of filing such Quarterly Report.

ITEM 7.01       REGULATION FD DISCLOSURE

On July 16, 2012, we issued a press release announcing the entry into the Agreement.  A copy of the press release is appended hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 16, 2012

CHROMADEX CORP. By: /s/ Frank L. Jaksch Jr. Name: Frank L. Jaksch Jr. Title: Chief Executive Officer